                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12.

                         Wink Communications, Inc.
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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

                           WINK COMMUNICATIONS, INC.

                          ---------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 2, 2000

TO THE STOCKHOLDERS:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Wink Communications, Inc., a Delaware corporation (the "Company"), will be held on Tuesday, May 2, 2000 at 9:00 a.m., local time, at the Waterfront Plaza Hotel, located at Ten Washington Street, Oakland, California 94607, for the following purposes:

     1. To elect four Class I directors for a term of three years, or until their successors are duly elected and qualified.

     2. To ratify the appointment of PricewaterhouseCoopers LLP as independent accountants for the Company for the fiscal year ending December 31, 2000.

     3. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     Only stockholders of record at the close of business on March 6, 2000 are entitled to notice of and to vote at the Annual Meeting.

     All stockholders are cordially invited to attend the Annual Meeting in person. However, to ensure your representation at the Annual Meeting, you are urged to sign and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the Annual Meeting may vote in person even if he or she has returned a proxy.

                                          Sincerely,
                                          Howard L. Schrott
                                          Chief Financial Officer and
                                          Senior Vice President

Alameda, California
March 2, 2000

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO COMPLETE AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED.

                           WINK COMMUNICATIONS, INC.

                          ---------------------------

                                PROXY STATEMENT
                       FOR ANNUAL MEETING OF STOCKHOLDERS

                          ---------------------------

                               PROCEDURAL MATTERS

GENERAL

     The enclosed Proxy is solicited on behalf of Wink Communications, Inc. (the "Company") for use at the Annual Meeting of Stockholders to be held on Tuesday, May 2, 2000 at 9:00 a.m., local time, and at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders.

     The Annual Meeting will be held at the Waterfront Plaza Hotel, located at Ten Washington Street, Oakland, California 94607. The Waterfront Plaza Hotel's phone number is (510) 836-3800. The Company's telephone number is (510) 337-2950.

     These proxy solicitation materials were mailed on or about March 31, 2000, together with the Company's 1999 Annual Report to Stockholders, to all stockholders entitled to vote at the meeting.

RECORD DATE

     Stockholders of record at the close of business on March 6, 2000 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, approximately 30,607,000 shares of the Company's Common Stock, $.001 par value, were issued and outstanding. For information regarding security ownership by management and by the beneficial owners of more than 5% of the Company's Common Stock, see "Beneficial Security Ownership of Management and Certain Beneficial Owners."

REVOCABILITY OF PROXIES

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

VOTING AND SOLICITATION

     Each stockholder is entitled to one vote for each share of Common Stock on all matters presented at the Annual Meeting. Stockholders do not have the right to cumulate their votes in the election of directors.

     The cost of soliciting proxies will be borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone, telegram, letter or facsimile.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

     The presence, in person or by proxy, of the holders of a majority of the shares entitled to be voted generally at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. A plurality of the votes duly cast is required for the election of directors. The affirmative vote of a majority of the votes duly cast is required to ratify the appointment of auditors.

     Under the General Corporation Law of the State of Delaware, an abstaining vote and a broker "non-vote" are counted as present and entitled to vote and are, therefore, included for purposes of determining whether a quorum of shares is present at a meeting. Neither abstentions nor broker "non-votes" effect the election of directors as the vote required is a plurality of the votes duly cast, which means that only affirmative votes will effect the outcome of the election. Broker "non-votes" are not deemed to be "votes cast." As a result, while abstentions are deemed to be "votes cast" and will have the effect of votes in opposition of a given proposal, broker "non-votes" are not included in the tabulation of the voting results on issues requiring approval of a majority of the votes cast and, therefore, do not have the effect of votes in opposition in such tabulations.

     A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

     Stockholders are entitled to present proposals for action at a forthcoming meeting if they comply with the requirements of the proxy rules promulgated by the Securities and Exchange Commission. Proposals of stockholders of the Company which are intended to be included in the proxy statement and proxy card for the Company's 2001 Annual Meeting of Stockholders must be received by the Company no later than January 2, 2001 in order to be considered for inclusion in such proxy materials. In addition, a stockholder who intends to present a proposal at the Company's 2001 Annual Meeting of Stockholders without inclusion of the proposal in the Company's proxy materials must provide written notice of such proposal to the Company's Secretary no later than March 3, 2001. Discretionary authority with respect to stockholder proposals submitted beyond March 3, 2000 is granted by the execution of the enclosed proxy. Further, the Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with the foregoing requirements and other requirements of the proxy rules promulgated by the Securities and Exchange Commission. In order to avoid any dispute as to the date on which a proposal was received by the Company, it is suggested that proponents submit their proposals by certified mail, return receipt requested.

                                 PROPOSAL NO. 1
                             ELECTION OF DIRECTORS

GENERAL

     The Company's Bylaws authorize a Board of six to ten directors. The authorized number of directors is currently fixed at nine members divided equally into three classes, with members of each class holding office for staggered three-year terms. Prior to the meeting, it is expected that the Bylaws will be amended to provide for a Board of ten members and that Donald Ohlmeyer will be elected by the Board as a fourth Class I director. There are currently three Class I directors whose terms expire at this Annual Meeting, three Class II directors whose terms expire in 2001, and three Class III directors whose terms expire in 2002.

NOMINEES

     Four Class I directors are to be elected at the Annual Meeting to serve for three year terms or until that director's successor has been duly elected and qualified. The Board of Directors has nominated Brian P. Dougherty, Bruce W. Dunlevie, Lawton Fitt and Donald Ohlmeyer for election as Class I directors. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the above nominees. Messrs. Dougherty and Dunlevie and Ms. Fitt are currently directors of the Company. Although not a director of the Company as of the mailing of this Proxy, Messr. Ohlmeyer is expected to be elected director by the Board on April 13, 2000. This Proxy assumes Mr. Ohlmeyer will be a director of the Company as of the Annual Meeting. In the event that any such nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for a nominee who shall be designated by the current Board of Directors to fill the vacancy. The Company is not aware that any nominee will be unable or will decline to serve as a director.

INFORMATION REGARDING NOMINEES AND OTHER DIRECTORS

     Set forth below is certain information regarding the nominees for directors and each other director of the Company whose term of office continues after the Annual Meeting.

           NOMINEES FOR CLASS I DIRECTORS FOR A TERM EXPIRING IN 2003

                NAME                     AGE          PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE
                ----                     ---          --------------------------------------------
Brian P. Dougherty...................    43     Brian P. Dougherty co-founded the Company in October
                                                1994 and served as Chief Executive Officer of the
                                                Company from inception until December 1996. Mr.
                                                Dougherty has also served as the Chairman of the Board
                                                of the Company since inception. Mr. Dougherty also
                                                serves as Chief Technical Officer of the Company. Prior
                                                to co-founding the Company, Mr. Dougherty founded
                                                Geoworks, a software developer, in 1983 and served as
                                                its Chief Executive Officer from September 1983 until
                                                February 1993 and as its Chairman from September 1983
                                                until May 1997 and director from September 1983 to
                                                August 1999. Mr. Dougherty serves as a director of
                                                Neomagic and Salon.com. Mr. Dougherty received a B.S.
                                                degree in Electrical Engineering/Computer Science from
                                                the University of California, Berkeley.
Bruce W. Dunlevie....................    43     Bruce W. Dunlevie has served as a director of the
                                                Company since March 1996. In May 1995, Mr. Dunlevie
                                                founded Benchmark Capital LLC, a venture capital firm,
                                                of which he is currently a Managing Member. From October
                                                1989 to the present, he has served as a General Partner
                                                of Merrill, Pickard, Anderson & Eyre, a venture capital
                                                firm. Mr. Dunlevie is a director of Rambus Inc. and
                                                several private companies. Mr. Dunlevie received a B.A.
                                                degree from Rice University and an M.B.A. degree from
                                                the Stanford Graduate School of Business.
Lawton Fitt..........................    46     Lawton W. Fitt has served as a director of the Company
                                                since January 2000. In July 1979, she joined Goldman,
                                                Sachs & Co. where she is now a Managing Director. The
                                                first ten years of Ms. Fitt's career at Goldman, Sachs &
                                                Co. were spent in the Investment Banking Division in New
                                                York and in London. In 1989, she joined the Equity
                                                Capital Markets group where she became responsible for
                                                the execution of IPO's and other equity financings,
                                                concentrating on high technology companies. Ms. Fitt is
                                                a member of the Board of Trustees of the Darden School
                                                Foundation, the Board of Trustees of the P.S. 1
                                                Contemporary Art Center in New York City, the Jane
                                                Comfort Dance Company and Kunst Werke in Berlin. She
                                                chairs the Corporate Finance Committee of the N.A.S.D.
                                                Ms. Fitt received her A.B. in European History from
                                                Brown University and an M.B.A. from the Darden School of
                                                the University of Virginia.

                NAME                     AGE          PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE
                ----                     ---          --------------------------------------------
Donald Ohlmeyer......................    55     Donald Ohlmeyer recently joined ABC in March 2000 to
                                                produce ABC Monday Night Football. Mr. Ohlmeyer served
                                                as President, NBC West Coast, from February 1993 to
                                                February 2000. He oversaw the activities of all of the
                                                company's entertainment-related businesses, including
                                                NBC Entertainment, NBC Studios and NBC Enterprises. Mr.
                                                Ohlmeyer originally joined NBC as executive producer of
                                                sports in 1977, from ABC where he had served as producer
                                                and director of three Olympic broadcasts, produced ABC
                                                Monday Night Football and worked extensively on ABC Wide
                                                World of Sports. He left NBC Sports in 1982 to form
                                                Ohlmeyer Communications Company, a full-service
                                                advertising agency and marketing firm, as well as a
                                                television consulting operation. He has been honored
                                                with 15 Emmys, including one for Special Bulletin, which
                                                was broadcast on the NBC Television Network and named
                                                Outstanding Drama Special for the 1982-83 season. Mr.
                                                Ohlmeyer is a member of the Board of Directors of
                                                Championship Auto Racing Teams. Mr. Ohlmeyer is a
                                                graduate of Notre Dame.

            INCUMBENT CLASS II DIRECTORS WHOSE TERMS EXPIRE IN 2001

                NAME                     AGE          PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE
                ----                     ---          --------------------------------------------
Mary Agnes Wilderotter...............    45     Mary Agnes Wilderotter has served as President and Chief
                                                Executive Officer and a director of the Company since
                                                January 1997. From August 1995 to January 1997, Ms.
                                                Wilderotter was the Executive Vice President of National
                                                Operations and Chief Executive Officer of the Aviation
                                                Communications Division of AT&T Wireless Services, Inc.,
                                                a provider of wireless communications services in the
                                                United States and a wholly owned subsidiary of AT&T
                                                Corporation. Prior to her tenure at AT&T Wireless, Ms.
                                                Wilderotter was Senior Vice President of McCaw Cellular
                                                Communications, Inc. from October 1991 to August 1995
                                                and Regional President of the California/Nevada/Hawaii
                                                Region. McCaw became AT&T Wireless upon AT&T's
                                                acquisition of McCaw. Prior to joining McCaw, Ms.
                                                Wilderotter spent over 12 years in the cable industry.
                                                Ms. Wilderotter serves as a director on the boards of
                                                Airborne Freight Corporation, Gaylord Entertainment Co.,
                                                American Tower Corp., The California Chamber of
                                                Commerce, California Cable Television Association,
                                                Allied Riser Community Corporation, Women in Cable and
                                                Telecommunications, and Electric Lightwave. Ms.
                                                Wilderotter is also a member of the Board of Trustees of
                                                the College of the Holy Cross and the Walter Kaitz
                                                Foundation. Ms. Wilderotter received a B.A. degree in
                                                Economics and Business Administration from the College
                                                of the Holy Cross.

                NAME                     AGE          PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE
                ----                     ---          --------------------------------------------
Michael Fuchs........................    54     Michael Fuchs has served as a director of the Company
                                                since June 1998. Since November 1995, Mr. Fuchs has been
                                                an investor and consultant in the media business. Mr.
                                                Fuchs was Chairman and Chief Executive Officer of Home
                                                Box Office, a division of Time Warner Entertainment
                                                Company, L.P., from October 1984 until November 1995,
                                                and Chairman and Chief Executive Officer of Warner Music
                                                Group, a division of Time Warner Inc., from May 1995 to
                                                November 1995. Mr. Fuchs is Chairman of autobytel.com,
                                                Inc. Mr. Fuchs serves on the Board of Directors of
                                                MyTurn.com. Mr. Fuchs holds a B.A. degree from Union
                                                College and a J.D. degree from the New York University
                                                School of Law.
William T. Schleyer..................    48     William T. Schleyer has served as a director of the
                                                Company since January 1998. Mr. Schleyer is currently
                                                serving as Chairman of the Open Cable Initiative. From
                                                October 1997 to June 1998, Mr. Schleyer served as an
                                                advisor to US WEST Media Group. From November 1996 to
                                                October 1997, Mr. Schleyer served as President and Chief
                                                Operating Officer of MediaOne, the broadband services
                                                arm of US WEST Media Group. From November 1994 to
                                                November 1996, Mr. Schleyer was President and Chief
                                                Operating Officer of Continental Cablevision, Inc.
                                                before the company's acquisition by US WEST Media Group
                                                in November 1996. Continental became MediaOne in May
                                                1997. Mr. Schleyer serves on the Board of Directors and
                                                executive committee of Cable Television Laboratories,
                                                Inc., a research and development consortium of cable
                                                system operators. He serves on the Board of Directors of
                                                Rogers Communications, Inc., a Canadian cable operator,
                                                and Antec Corporation, a supplier of goods and services
                                                to cable and television industries. Mr. Schleyer
                                                received a B.S. degree in Mechanical Engineering from
                                                Drexel University and an M.B.A. degree from Harvard
                                                Business School.

            INCUMBENT CLASS III DIRECTORS WHOSE TERMS EXPIRE IN 2002

                NAME                     AGE          PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE
                ----                     ---          --------------------------------------------
Jeffrey H. Coats.....................    42     Jeffrey H. Coats has served as a director of the Company
                                                since June 1997. Since July 1999, Mr. Coats has served
                                                as a Founder and Managing Director of the T. H. Lee,
                                                Putnam Internet Fund. From April 1996 to July 1999, Mr.
                                                Coats served as Managing Director of GE Capital Equity
                                                Capital Group, Inc., a wholly owned subsidiary of
                                                General Electric Capital Corporation. From September
                                                1991 to April 1993, Mr. Coats was also a Managing
                                                Director of GE Capital Corporate Finance Group, Inc., a
                                                wholly owned subsidiary of General Electric Capital
                                                Corporation. From February 1994 to April 1996, Mr. Coats
                                                served as President of Maverick Capital Equity Partners,
                                                LLC, and from May 1993 to January 1994, Mr. Coats was a
                                                Managing Director with Veritas Capital, Inc., both of
                                                which are investment firms. Mr. Coats is the Chairman of
                                                the Board of The Hastings Group, Inc., which filed for
                                                Chapter 11 bankruptcy in October 1995 and confirmed a
                                                plan of liquidation in December 1997. Mr. Coats is a
                                                director of Krause's Furniture, Inc., autobytel.com,
                                                Inc. and The Museum Company, Inc. Mr. Coats holds a
                                                B.B.A. in Finance from the University of Georgia and an
                                                M.A. in International Management in Finance from the
                                                American Graduate School of International Management.
F. Philip Handy......................    55     F. Philip Handy has served as a director of the Company
                                                since June 1997. Mr. Handy is a private investor who is
                                                currently in partnership with Equity Group Investments.
                                                Mr. Handy was Managing Director of EGI Corporate
                                                Investments, a diversified management and investment
                                                business from June 1997 until December 1998. Previously,
                                                he was Partner of Winter Park Capital Company, a private
                                                investment firm, from June 1980 until May 1997. Mr.
                                                Handy is a director of Anixter International, Inc.,
                                                Chart House Enterprises, Inc., Transmedia Network, Inc.
                                                and Davel Communications. Mr. Handy received an A.B.
                                                degree in Economics from Princeton University and an
                                                M.B.A. degree from Harvard Business School.
Hidetaka (Hank) Yamamoto.............    57     Hidetaka (Hank) Yamamoto has served as a director of the
                                                Company since February 1995. Mr. Yamamoto has been
                                                employed by Toshiba Corporation since 1966, most
                                                recently as a General Manager, New Business Development,
                                                of Toshiba's Information and Industrial Systems Company.
                                                Mr. Yamamoto received a Bachelor of Economics degree
                                                from the University of Tokyo and an M.B.A. degree from
                                                the Graduate School of Business at the University of
                                                Chicago.

BOARD MEETINGS AND COMMITTEES

     The Board of Directors held a total of six meetings (including regularly scheduled and special meetings) during fiscal 1999. No incumbent director during the last fiscal year, while a member of the Board of Directors, attended fewer than 75% of (i) the total number of meetings of the Board of Directors or (ii) the total number of meetings held by all committees on which such director served.

     The Board of Directors of the Company has two standing committees: an Audit Committee and a Compensation Committee. It does not have a nominating committee or a committee performing the functions of a nominating committee.

     The Audit Committee currently consists of Messrs. Coats and Yamamoto and Ms. Fitt. The Audit Committee reviews and monitors the corporate financial reporting and the internal and external audits of the Company, including, among other things, the audit and control functions, the results and scope of the annual audit and other services provided by the Company's independent accountants and the Company's compliance with legal matters that have a significant impact on its financial reports. The Audit Committee also consults with the Company's management and the Company's independent accountants prior to the presentation of financial statements to stockholders and, as appropriate, initiates inquiries into aspects of the Company's financial affairs. In addition, the Audit Committee has the responsibility to consider and recommend the appointment of, and to review fee arrangements with, the Company's independent accountants. The Audit Committee held one meeting during fiscal 1999.

     The Compensation Committee currently consists of Messrs. Dunlevie, Fuchs, Handy and Schleyer. The Compensation Committee reviews and makes recommendations to the Board regarding all forms of compensation provided to the executive officers and directors of the Company, including stock compensation and loans. In addition, the Compensation Committee reviews and makes recommendations on bonus and stock compensation arrangements for the Company's employees. As part of the foregoing, the Compensation Committee also administers the Company's 1994 Stock Plan, 1999 Stock Plan and 1999 Employee Stock Purchase Plan. The Compensation Committee held one meeting during fiscal 1999.

DIRECTOR COMPENSATION

     Except for reimbursements received by non-employee directors for expenses incurred in attending board meetings, directors of the Company do not receive cash compensation for their services as directors.

     Under the Company's 1999 Director Option Plan, each new non-employee director who joins the Company is entitled to receive an option to purchase 40,000 shares of the Common Stock. In addition, each current and future non-employee director is entitled to receive an additional option to purchase 40,000 shares of Common Stock four years after the grant of such person's last option, provided that he or she has served on the Board continuously during such period. All options granted under the 1999 Director Option Plan will become exercisable over a four-year period at the rate of 25% per year. The exercise price per share for all options granted under the 1999 Director Option Plan is equal to the fair market value of the Common Stock on the date of grant.

REQUIRED VOTE

     The four nominees receiving the highest number of affirmative votes of the shares present or represented and entitled to be voted for them shall be elected as directors, whether or not such affirmative votes constitute a majority of the shares voted. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but they have no legal effect under Delaware law.

          MANAGEMENT RECOMMENDS A VOTE FOR THE NOMINEES LISTED ABOVE.

                                 PROPOSAL NO. 2

             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     The Board of Directors has selected PricewaterhouseCoopers LLP, independent accountants, to audit the financial statements of the Company for the fiscal year ending December 31, 2000. PricewaterhouseCoopers LLP has audited the Company's financial statements since 1994. A representative of PricewaterhouseCoopers LLP is expected to be present at the meeting, will have the opportunity to make a statement, and is expected to be available to respond to appropriate questions.

REQUIRED VOTE

     The Board of Directors has conditioned its appointment of the Company's independent accountants upon the receipt of the affirmative vote of a majority of the shares represented, in person or by proxy, and voting at the Annual Meeting. In the event that the stockholders do not approve the selection of PricewaterhouseCoopers LLP, the appointment of the independent accountants will be reconsidered by the Board of Directors. The effect of an abstention is the same as a vote against the ratification of the appointment of the independent accountants.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP, AS INDEPENDENT ACCOUNTANTS FOR FISCAL YEAR ENDING
                               DECEMBER 31, 2000.

                  BENEFICIAL SECURITY OWNERSHIP OF MANAGEMENT
                         AND CERTAIN BENEFICIAL OWNERS

     The following table sets forth the beneficial ownership of Common Stock of the Company as of March 6, 2000 for the following: (i) each person or entity who is known by the Company to own beneficially more than 5% of the outstanding shares of the Company's Common Stock; (ii) each of the Company's directors;
(iii) the Company's Chief Executive Officer and each of the officers named in the Summary Compensation Table on page 11; and (iv) all directors and executive officers of the Company as a group.

                                                                   SHARES        PERCENTAGE
                                                                BENEFICIALLY    BENEFICIALLY
          5% STOCKHOLDERS, DIRECTORS AND OFFICERS                 OWNED(1)        OWNED(1)
          ---------------------------------------               ------------    ------------
5% STOCKHOLDERS(2)
Brian P. Dougherty(3).......................................     3,969,500          13.0%
Microsoft Corporation(4)....................................     3,000,000           9.8%
  One Microsoft Way
  Redmond, WA 98052
Entities Associated with General Electric...................     2,041,250           6.7%
  Capital Corporation(5)
  120 Long Ridge Road
  Stamford, CT 06927
DIRECTORS AND NAMED OFFICERS
Mary Agnes Wilderotter(6)...................................     1,099,583           3.7%
Allan C. Thygesen(7)........................................        75,208         *
Timothy V. Travaille(8).....................................        56,442         *
Charles McCullough(9).......................................         8,950         *
Katherine Sullivan(10)......................................         6,771         *
Howard L. Schrott(11).......................................       250,000         *
Bruce Dunlevie(12)..........................................        20,000         *
Jeffrey H. Coats(13)........................................        20,000         *
Lawton Fitt.................................................            --         *
Michael Fuchs(14)...........................................       347,500           1.2%
F. Philip Handy(15).........................................       102,006         *
Donald Ohlmeyer.............................................            --         *
William Schleyer(16)........................................        89,500         *
Hidetaka Yamamoto...........................................         2,500         *
ALL DIRECTORS AND EXECUTIVE OFFICERS AS A GROUP
  (15 persons)(17),(18).....................................     6,047,960          19.6%

-------------------------
  *  Less than 1%

 (1) The number and percentage of shares beneficially owned is determined under rules of the Securities and Exchange Commission ("SEC"), and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within sixty days of March 6, 2000 through the exercise of any stock option or other right. Unless otherwise indicated in the footnotes, each person has sole voting and investment power (or shares such powers) with respect to the shares shown as beneficially owned.

 (2) This information was obtained from filings made with the SEC pursuant to Sections 13(d) or 13(g) of the Exchange Act.

 (3) Represents shares held of record in the name of Mr. Dougherty's family trust.

 (4) Includes 500,000 shares subject to a currently exercisable warrant.

 (5) Includes 1,466,250 shares subject to currently exercisable warrants held by General Electric Capital Corporation, 550,000 shares subject to a currently exercisable warrant held by NBC Multimedia, Inc. and 25,000 shares held by CNBC, Inc.

 (6) At March 6, 2000, 764,729 shares held by Ms. Wilderotter were vested, and 257,604 shares were subject to a right of repurchase in favor of the Company, which right lapses over time. Also includes 77,250 shares subject to stock options exercisable within 60 days of March 6, 2000.

 (7) Includes 66,458 shares subject to stock options exercisable within 60 days of March 6, 2000.

 (8) Includes 29,959 shares subject to stock options exercisable within 60 days of March 6, 2000.

 (9) Includes 3,375 shares subject to stock options exercisable within 60 days of March 6, 2000.

(10) Includes 6,771 shares subject to stock options exercisable within 60 days of March 6, 2000.

(11) At March 6, 2000, no shares held by Mr. Schrott were vested therefore all shares were subject to a right of repurchase in favor of the Company, which right lapses over time.

(12) Includes 20,000 shares subject to stock options exercisable within 60 days of March 6, 2000.

(13) Includes 20,000 shares subject to stock options exercisable within 60 days of March 6, 2000.

(14) Includes 10,000 shares subject to stock options exercisable within 60 days of March 6, 2000.

(15) Includes 92,006 shares that represent: 42,256 shares owned by HHS Partnership where Mr. Handy is a General Partner and where beneficial ownership of 28.84% of these shares is expressly disclaimed; 100 shares owned by Gail S. Handy, the wife of F. Philip Handy; 46,650 shares owned by Blaine Trust of which Mr. Handy is the co-trustee and sole beneficiary; and 3,000 shares owned by the Handy Family Partnership, Ltd., of which Mr. Handy is the sole stockholder of the corporate general partner with a 1% interest in the partnership and where beneficial ownership of 99% of these shares is expressly disclaimed. Also includes 10,000 shares subject to stock options exercisable within 60 days of March 6, 2000.

(16) Includes 20,000 shares subject to stock options exercisable within 60 days of December 31, 1999.

(17) Unless indicated above, the address for each listed stockholder is c/o Wink Communications, Inc., 1001 Marina Village Parkway, Alameda, CA 94501.

(18) Includes 253,813 shares issuable upon the exercise of stock option exercisable within 60 days of March 6, 2000.

               COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

     Section 16(a) of the Exchange Act requires that the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, file reports of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the Securities and Exchange Commission (the "SEC") and the National Association of Securities Dealers, Inc. Such officers, directors and ten-percent stockholders are also required by SEC rules to furnish the Company with copies of all such forms that they file.

     Based solely on its review of the copies of such forms received, or written representations, made to the Company, the Company believes that during fiscal 1999 its officers, directors and ten-percent stockholders complied with all Section 16(a) filing requirements with the exception of the delinquent filings of one Form 3 and one Form 4 during 1999.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Company's Compensation Committee was formed in 1999 and is currently composed of Messrs. Dunlevie, Fuchs, Handy, and Schleyer. No interlocking relationship exists between any member of the Company's Board of Directors or Compensation Committee and any member of the board of directors or compensation committee of any other company, nor has any such interlocking relationship existed in the past. No member of the Compensation Committee is or was formerly an officer or an employee of the Company or its subsidiaries, with the exception of the Stock Committee (see "Report of the Compensation Committee of the Board of Directors").

                         EXECUTIVE OFFICER COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table shows, as to the Chief Executive Officer and each of the four other most highly compensated executive officers whose salary plus bonus exceeded $100,000 during the last fiscal year, information concerning compensation paid for services to the Company in all capacities during fiscal 1999.

                           SUMMARY COMPENSATION TABLE

                                                                                        LONG-TERM
                                                                                       COMPENSATION
                                                                                          AWARDS
                                                                                 ------------------------
                                                         ANNUAL COMPENSATION     RESTRICTED    SECURITIES
                                                        ---------------------      STOCK       UNDERLYING
            NAME AND PRINCIPAL POSITION                 SALARY($)    BONUS($)    AWARDS(#)     OPTIONS(#)
            ---------------------------                 ---------    --------    ----------    ----------
Mary Agnes Wilderotter
  President and Chief Executive Officer.............    $250,000     $100,000          --       500,000
Allan C. Thygesen
  Executive Vice President,
  Sales and Business Development....................    $150,000     $435,900          --        50,000
Timothy V. Travaille
  Senior Vice President,
  Operations and Deployment.........................    $160,008     $371,900          --        50,000
Katherine Sullivan
  Senior Vice President,
  Marketing and People Development..................    $126,250     $ 26,063          --       100,000
Howard L. Schrott
  Senior Vice President,
  Chief Financial Officer...........................    $109,380     $ 60,000     250,000            --

     The bonuses, restricted stock awards and option grants described above include amounts paid or granted in 1999 with respect to fiscal 1998 with the exception of Mr. Schrott whose restricted stock grant is related to 1999. Bonus amounts for Mr. Thygesen and Mr. Travaille include the money value of stock bonuses paid in lieu of cash bonuses. The value of Mr. Thygesen's stock bonus was $300,000. The value of Mr. Travaille's stock bonus was $300,000. These values were based upon a fair market value determined by the Board of Directors to be $12.00. All stock bonuses were fully vested at issuance.

OPTION GRANTS IN LAST FISCAL YEAR

     The following table shows, as to each of the officers named in the Summary Compensation Table, information concerning stock options granted during the fiscal year ended December 31, 1999.

                          OPTION GRANTS IN FISCAL 1999

                                                  INDIVIDUAL GRANTS
                                -----------------------------------------------------     POTENTIAL REALIZABLE VALUE
                                NUMBER OF      PERCENT OF                                 AT ASSUMED ANNUAL RATES OF
                                SECURITIES    TOTAL OPTIONS                              STOCK PRICE APPRECIATION FOR
                                UNDERLYING     GRANTED TO                                        OPTION TERM
                                 OPTIONS      EMPLOYEES IN     EXERCISE    EXPIRATION    ----------------------------
            NAME                 GRANTED       FISCAL YEAR      PRICE         DATE           5%               10%
            ----                ----------    -------------    --------    ----------        --               ---
Mary Agnes Wilderotter......     500,000          22.1%         $8.00       5/17/09      $2,515,579       $6,374,970
Allan C. Thygesen...........      75,000           3.3%          8.00       5/17/09         377,337          956,245
                                  40,000           1.8%          8.00       1/31/09         201,246          509,998
Timothy V. Travaille........      75,000           3.3%          8.00       5/17/09         377,337          956,245
                                  40,000           1.8%          8.00       1/31/09         201,246          509,998
Katherine Sullivan..........     100,000           4.4%          8.00       5/17/09         503,116        1,274,994
                                  25,000           1.1%          8.00       1/31/09         125,779          318,748
Howard Schrott..............          --             --            --            --              --               --

-------------------------
In reviewing the information above, please note:

* Options granted under the 1994 Stock Plan are incentive stock options or nonqualified stock options and have exercise prices equal to the fair market value of our Common Stock on the date of grant, as determined by the Board of Directors on the date of grant.

** All options have ten-year terms and vest over a period of four years at a rate of 1/4 of the shares after the first year and 1/48 of the shares per month thereafter.

   See "Certain Transactions -- Employment Offer Letters and Severance Arrangements."

     Under rules promulgated by the Securities and Exchange Commission, the amounts in the two columns on the far right of the above table represent the hypothetical gain or "option spread" that would exist for the options in this table based on assumed stock price appreciation from the date of grant until the end of such options' ten-year term at assumed annual rates of 5% and 10% increases over the exercise price (which equaled the fair market value on date of grant). The 5% and 10% assumed annual rates of appreciation are specified in SEC rules and do not represent the Company's estimate or projection of future stock price growth. The Company does not necessarily agree that this method can properly determine the value of an option. Actual gains, if any, on stock option exercises depend on numerous factors, including the Company's future performance, overall market conditions and the option holder's continued employment with the Company throughout the entire vesting period and option term, which factors are not reflected in this table.

OPTION EXERCISES AND HOLDINGS

     The following table sets forth, for each of the officers in the Summary Compensation Table, certain information concerning stock options exercised during fiscal 1999, and the number of shares subject to both exercisable and unexercisable stock options as of December 31, 1999. Also reported are values for "in-the-money" options, which represent the positive spread between the respective exercise prices of outstanding stock options and the fair market value of the Company's Common Stock as of December 31, 1999.

   AGGREGATED OPTION EXERCISES IN FISCAL 1999 AND FISCAL 1999 YEAR-END OPTION
                                     VALUES

                                                                  NUMBER OF SECURITIES            VALUE OF UNEXERCISED
                                                                 UNDERLYING UNEXERCISED         IN-THE-MONEY OPTIONS AT
                                  SHARES                       OPTIONS AT FISCAL YEAR END        FISCAL YEAR END($)(1)
                                ACQUIRED ON       VALUE       ----------------------------    ----------------------------
            NAME                EXERCISE(#)    REALIZED($)    EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
            ----                -----------    -----------    -----------    -------------    -----------    -------------
Mary Agnes Wilderotter......           --             --         68,917         552,083       $3,779,487      $28,949,773
Allan C. Thygesen...........           --             --        136,459         168,541        8,001,144        9,017,156
Timothy V. Travaille........       20,000       $224,000         70,625         194,375        4,071,488       10,544,413
Katherine Sullivan..........           --             --         42,188         157,812        2,449,435        8,412,565

-------------------------
(1) Market value of underlying securities based on the closing price of Company's Common Stock on December 31, 1999 (the last trading day of fiscal
    1999) on the Nasdaq National Market of $60.063 minus the exercise price.

                              CERTAIN TRANSACTIONS

     The following sets forth certain transactions between the Company and its directors, executive officers and 5% stockholders and their affiliates. The Company believes that each of the transactions described below was on terms no less favorable to the Company than could have been obtained from unaffiliated third parties.

SERIES D PREFERRED STOCK FINANCING

     In June and July 1999, the Company sold an aggregate of 4,958,333 shares of Series D preferred stock at a price of $12.00 per share. The purchasers of Series D preferred stock and warrants include, among others, the following entities affiliated with holders of more than five percent of our voting securities:

                                                                SHARES OF
                                                                SERIES D
                                                                PREFERRED
                                                                ---------
General Instrument Corporation..............................      166,667
Microsoft Corporation.......................................    2,500,000

COMMERCIAL RELATIONSHIPS AND AGREEMENT WITH PRINCIPAL STOCKHOLDERS

     In May 1999, the Company entered into an agreement with Microsoft pursuant to which Microsoft agreed to collaborate with the Company to develop, market and distribute Wink Enhanced Broadcasting. Pursuant to this agreement, the Company agreed to pay Microsoft a portion of the revenues it receives relating to responses to Wink-enhanced advertising and programming broadcast through Microsoft's television platforms and to provide Microsoft with certain minimum revenue guarantees. In addition, in connection with these agreements, the Company issued to Microsoft a warrant to purchase 500,000 shares of Common Stock. This warrant expires in 2004 and has an exercise price of $12.00.

CERTAIN SALES AND OPTION GRANTS TO EXECUTIVE OFFICERS AND DIRECTORS

     On May 17, 1999, the Company sold 250,000 shares of common stock at a price of $8.00 per share to Howard L. Schrott, the Company's Chief Financial Officer and Senior Vice President. The Company has the right to repurchase the shares at cost in the event Mr. Schrott's services to the Company terminate, which right lapses progressively over four years after the date of purchase. Mr. Schrott paid for the shares with a full-recourse, ten-year $2,000,000 promissory note, secured by the purchased shares pursuant to a security agreement entered into on the same date. The note bears interest at a rate of 6.4% per annum. The aggregate outstanding principal and interest on December 31, 1999 was $2,079,576. See "-- Employment Offer Letters and Severance Arrangements."

     On May 17, 1999, the Board of Directors granted to each of Ms. Wilderotter, Ms. Sullivan, Mr. Thygesen and Mr. Travaille, each executive officers of the Company, options to purchase 500,000, 100,000, 75,000 and 75,000 shares of Common Stock, respectively, at an exercise price of $8.00 per share. All the options become exercisable over a four-year period at the rate of 25% after the first year and 1/48 per month thereafter.

     On June 1, 1999, Mr. Thygesen and Mr. Travaille each received a stock bonus of 25,000 shares. The Board of Directors determined that the fair market value of each bonus was $300,000.

EMPLOYMENT OFFER LETTERS AND SEVERANCE ARRANGEMENTS

     In October 1996, the Company entered into an employment offer letter with Ms. Wilderotter under which, if she is terminated without cause, Ms. Wilderotter will be entitled to severance compensation at a $325,000 annual salary level for one year or until Ms. Wilderotter finds new employment. In addition, in the event the Company is acquired by or merged into another company prior to Ms. Wilderotter's shares fully vesting, the Company's repurchase right will lapse as to 50% of Ms. Wilderotter's unvested shares and if Ms. Wilderotter is terminated other than for cause within one year after such an event, the Company's repurchase right will lapse entirely.

     In May 1999, the Company entered into an employment offer letter with Mr. Schrott under which, if he is terminated without cause prior to May 2000, Mr. Schrott will be entitled to six months of severance compensation equivalent to Mr. Schrott's base salary, which salary is $200,000 per year. In addition, in the event the Company is acquired by or merged into another company prior to Mr. Schrott's shares fully vesting, the Company's repurchase right will lapse as to 50% of Mr. Schrott's unvested shares and if Mr. Schrott is terminated other than for cause within one year after such an event, the Company's repurchase right will lapse entirely.

     In October 1997, the Company entered into an employment offer letter with its previous chief financial officer, under which, if he were terminated without cause, he would have been entitled to six months of severance compensation equivalent to his base salary, which salary was $175,000 per year. At approximately the same time, the officer purchased 215,000 shares of common stock at $2.00 per share. The Company retained the right to repurchase such shares at cost upon the officer's termination of employment, which right lapsed progressively over four years from the start of his employment. Such arrangement was amended upon the officer's resignation in January 1999 to provide for accelerated vesting of shares during a three-month consulting period ended April 3, 1999, at the end of which the Company repurchased 122,292 shares at cost. The officer also received $87,500 as part of his resignation compensation.

INDEMNIFICATION AGREEMENTS

     The Company has entered into Indemnification Agreements with each of its executive officers and directors. Such agreements require the Company to indemnify such individuals to the fullest extent permitted by Delaware law.

         REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

     The Compensation Committee of the Board of Directors (the "Committee") consists of directors Messrs. Dunlevie, Fuchs, Handy and Schleyer, none of whom is an employee or officer of the Company. The Committee sets policy and administers the Company's cash and equity incentive programs for the purpose of attracting and retaining highly skilled executives who will promote the Company's business goals and build long-term stockholder value. The Committee is also responsible for reviewing and making recommendations to the Board of Directors regarding all forms of compensation to be provided to the executive officers and directors of the Company, including stock compensation and loans, and all bonus and stock compensation to all employees.

     To the extent appropriate, the Company intends to take the necessary steps to conform its compensation practices to comply with the $1 million compensation deduction cap under Section 162(m) of the Internal Revenue Code of 1986, as amended.

COMPENSATION PHILOSOPHY AND POLICIES

     The policy of the Committee is to attract and retain key personnel through the payment of competitive base salaries and to encourage and reward performance through bonuses and stock ownership. The Committee's objectives are to:

     - ensure that the executive team has clear goals and accountability with respect to corporate performance;

     - establish pay opportunities that are competitive based on prevailing practices for the industry, the Company's stage of growth, and the labor markets in which the Company operates;

     - independently assess operating results on a regular basis in light of expected Company performance; and

     - align pay incentives with the long-term interests of the Company's stockholders.

ELEMENTS OF COMPENSATION

     Compensation for officers and key employees includes both cash and equity elements.

     Cash compensation consists of base salary, which is determined on the basis of the level of responsibility, expertise and experience of the employee, and competitive conditions in the industry. The Committee believes that the salaries of its officers fall within the industry norm. In addition, cash bonuses may be awarded to officers and other key employees. Compensation of sales personnel also includes sales commissions tied to quarterly targets.

     Ownership of the Company's Common Stock is a key element of executive compensation. Officers and other employees of the Company are eligible to participate in the 1994 Stock Plan and 1999 Stock Plan and the 1999 Employee Stock Purchase Plan. The Stock Plans permit the Board of Directors or the Committee to grant stock options to employees on such terms as the Board or the Committee may determine. The Committee has the sole authority to grant stock options to executive officers of the Company. The Committee has formed a subcommittee, the Stock Committee, to administer and approve stock option grants to certain employees and contractors. The Stock Committee consists of directors Messrs. Dunlevie and Dougherty and Ms. Wilderotter. The Stock Committee does not approve the grant of options to executive officers.

     In determining the size of a stock option grant to a new officer or other key employee, the Committee takes into account equity participation by comparable employees within the Company, external competitive circumstances and other relevant factors. Additional options may be granted to current employees to reward exceptional performance or to provide additional unvested equity incentives. The Stock Plans also permit the Board to grant restricted stock purchase awards and stock bonuses. The Purchase Plan permits employees to acquire Common Stock of the Company through payroll deductions and promotes broad-based equity participation throughout the Company. The Committee believes that all these plans align the interests of the employees with the long-term interests of the stockholders.

     The Company also maintains a 401(k) Plan to provide retirement benefits through tax deferred salary deductions for all its employees.

1999 EXECUTIVE COMPENSATION

     Executive compensation for 1999 included base salary, cash and equity-based incentive compensation and, in the case of sales executives, sales commissions. Cash incentive compensation is designed to motivate executives to attain corporate, business unit and individual goals. The Company's policy is to have a significant portion of an executive's total compensation at risk based on the Company's overall performance. Executive officers, like other employees, were eligible for option grants under the Option Plan.

CHIEF EXECUTIVE OFFICER COMPENSATION

     Compensation for the Chief Executive Officer is determined by a process similar to that discussed above for executive officers. The Chief Executive Officer's target base pay level has been analyzed using data for comparable companies. Ms. Wilderotter receives no other material compensation or benefits not provided to all executive officers.

DEDUCTIBILITY OF COMPENSATION

     The Committee has considered the potential impact of Section 162(m) of the Internal Revenue Code of 1986, as amended, which limits the tax deductibility of cash compensation paid to individual executive officers to $1 million per officer. The cash compensation to be paid to the Company's executive officers in fiscal 2000 is not expected to exceed the $1 million limit per individual officer.
                                          COMPENSATION COMMITTEE
                                          OF THE BOARD OF DIRECTORS


                                          Bruce W. Dunlevie
                                          Michael Fuchs
                                          F. Philip Handy
                                          William T. Schleyer

COMPARISON OF TOTAL CUMULATIVE STOCKHOLDER RETURN

     The following graph sets forth the Company's total cumulative stockholder return as compared to the Standard & Poor's 500 Index and the Nasdaq Composite Index for the period August 19, 1999 (the date of the Company's initial public offering) through December 31, 1999. Total stockholder return assumes $100 invested at the beginning of the period in the Common Stock of the Company, the stock represented in the Standard & Poor's 500 Index and the stocks represented in the Nasdaq Composite Index, respectively.

                 COMPARISON OF 4 MONTH CUMULATIVE TOTAL RETURN*
               AMONG WINK COMMUNICATIONS, INC., THE S&P 500 INDEX
                         AND THE NASDAQ COMPOSITE INDEX
[PERFORMANCE GRAPH]

                                                WINK COMMUNICATIONS, INC.         S&P 500 INDEX          NASDAQ COMPOSITE INDEX
                                                -------------------------         -------------          ----------------------
8/19/99                                                  100.00                      100.00                      100.00
Aug 99                                                   254.69                       99.76                      104.50
Sep 99                                                   273.06                       96.91                      104.76
Oct 99                                                   219.56                      102.97                      113.16
Nov 99                                                   271.88                      104.95                      127.26
Dec 99                                                   375.38                      111.00                      155.23

--------------------------------------------------------------------------------------------------------------------
                                                  8/19/1999     AUG 99     SEP 99     OCT 99     NOV 99     DEC 99
--------------------------------------------------------------------------------------------------------------------
 WINK COMMUNICATIONS, INC.                       100.00        254.69     273.06     219.56     271.88     375.38
--------------------------------------------------------------------------------------------------------------------
 S&P 500 INDEX                                   100.00        99.76      96.91      102.97     104.95     111.00
--------------------------------------------------------------------------------------------------------------------
 NASDAQ COMPOSITE INDEX                          100.00        104.50     104.76     113.16     127.26     155.23
--------------------------------------------------------------------------------------------------------------------

-------------------------
* $100 invested on August 19, 1999 in Stock or Index including reinvestment of dividends. Fiscal year ending December 31.

                                 OTHER MATTERS

     The Company knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.

     It is important that your shares be represented at the meeting, regardless of the number of shares which you hold. You are, therefore, urged to execute and return, at your earliest convenience, the accompanying proxy card in the envelope which has been enclosed.
                                          THE BOARD OF DIRECTORS
Alameda, California
March 31, 2000

                                   APPENDIX A

                                      PROXY

                            WINK COMMUNICATIONS, INC.

                   ANNUAL MEETING OF STOCKHOLDERS, MAY 2, 2000

                    THIS PROXY IS SOLICITED ON BEHALF OF THE
                 BOARD OF DIRECTORS OF WINK COMMUNICATIONS, INC.

     PROXY - The undersigned stockholder of Wink Communications, Inc., a Delaware corporation, hereby acknowledges receipt of the 1999 Annual Report to Stockholders and the Notice of Annual Meeting of Stockholders and the Proxy Statement, each dated March 31, 2000, for the Annual Meeting of Stockholders of Wink Communications, Inc. to be held on May 2, 2000 at 9:00 a.m., local time at the Waterfront Plaza Hotel, located at Ten Washington Street, Oakland, California 94607, and revoking all prior proxies, hereby appoints Maggie Wilderotter and Howard Schrott, and each of them, as proxies and attorneys-in-fact, each with full power of substitution, and to represent and to vote, as designated on the reverse side, all shares of Common Stock of Wink Communications, Inc. held on record by the undersigned on March 6, 2000 at the Annual Meeting to be held on May 2, 2000, or any postponement or adjournment thereof.

The Board of Directors recommends a vote FOR the election of directors and proposals 2 and 3.

                                SEE REVERSE SIDE

Please mark votes as in this example [X]

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS AND FOR THE PROPOSALS IN ITEMS 2 AND 3.

     1. Election of all nominees listed below to the Board of Directors to serve until the next Annual Meeting and until their successors have been duly elected and qualified, except as noted (write the names, if any, of nominees for whom you withhold authority to vote).

     NOMINEES:  Brian P. Dougherty, Bruce W. Dunlevie, Lawton Fitt and
                Don Ohlmeyer

                  [  ] FOR ALL NOMINEES

                  [  ] WITHHELD FROM ALL NOMINEES

                  [  ]
                       ---------------------------------------
                        For all nominees except as noted above

     2. To ratify the appointment of PricewaterhouseCoopers LLP as independent auditors for the Company for the fiscal year ending December 31, 2000.

                [  ] FOR         [  ] AGAINST      [  ] ABSTAIN

     3. In their discretion, the proxies and attorneys-in-fact are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment(s) thereof.

[ ] Mark here for address change and note below

(This Proxy should be dated, signed by the stockholder(s) exactly as his or her name(s) appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate.)

Signature:                                  Date:
            ------------------------               ------------------------

Signature:                                  Date:
            ------------------------               ------------------------